Prospectus supplement	dated 3/15/10

All Putnam retail funds, except Putnam Absolute Return Fund 100, Putnam Absolute Return Fund 300, Putnam Floating Rate Income Fund, Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund

The statutory prospectus of each fund is supplemented as follows:

1. For Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Income Fund, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam U.S. Government Income Trust, Putnam AMT-Free Municipal Fund, Putnam Tax Exempt Income Fund, Putnam Tax-Free High Yield Fund, Putnam Arizona Tax Exempt Income Fund, Putnam California Tax Exempt Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund and Putnam Pennsylvania Tax Exempt Income Fund only, the sections How do I buy fund shares? and How do I sell or exchange fund shares? are supplemented to reflect that, effective April 5, 2010:

a. No initial sales charges will apply to purchases of class A or class M shares of $500,000 and above.

b. Orders for class C and class M shares of one or more Putnam funds, other than class C shares or class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares, is $500,000 or more.

c. Class A shares that are part of a purchase of $500,000 or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase.

2. For all Putnam retail funds, except Putnam Absolute Return Fund 100, Putnam Absolute Return Fund 300, Putnam Floating Rate Income Fund, Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund, the section How do I buy fund shares is supplemented to reflect that:

a. Effective April 19, 2010, eligibility for discounts on initial sales charges for purchases of class A or class M shares under the “right of accumulation” will be based on the higher of (a) the value of the previously purchased shares at the current maximum public offering price or (b) the initial value of the total purchases or, for shares held on December 31, 2007, the market value at maximum public offering price on that date (less the value of shares redeemed on the applicable redemption date) in the shareholder’s existing accounts and any linked accounts.

b. Effective March 15, 2010, the following categories are added to the categories of investors eligible to purchase class Y shares if approved by Putnam:

• Clients of a financial representative who are charged a fee for consulting or similar services; and

• Corporations, endowments and foundations that have entered into an arrangement with Putnam.

261060/3/10